Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

AHCA CONTRACT NO. FA614

AMENDMENT NO. 4

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:

1.	Attachment I, Scope of Services, is hereby amended to include Exhibit II-D, Fourth Revised Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit II-C, Third Revised Capitation Rates, shall hereinafter also refer to Exhibit II-D, Fourth Revised Capitation Rates, as appropriate.

2.	Attachment I, Scope of Services, is hereby amended to include Exhibit III-A, September 1, 2007-August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit III, September 1, 2006 — August 31, 2007 HMO Rates, shall hereinafter also refer to Exhibit III-A, September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, as appropriate.

3.	Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V, Covered Services, Item C, Expanded Services, sub-item 2 is hereby deleted in its entirety and replaced with the following:

2. The following is a list of the Health Plan’s Expanded Services:

a. Adult basic dental benefits, such as cleanings, simple fillings, and/or extractions.

b.	Up to $25 credit per household each month for selected over-the-counter drugs and/or health supplies.

c.	Respite Care services — Annual maximum of not more than an initial home health visit by an R.N. and eight (8) follow-up visits by an aide. Follow-up visits are four (4) hours in length. Maximum of sixteen (16) hours in a given month and thirty-two (32) hours per year.

d.	Circumcisions for newborns (routine newborn circumcision up to twelve (12) weeks of age).

4.	This Amendment shall have an effective date of September 1, 2007, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

AHCA Contract No. FA614, Amendment No. 4, Page 1 of 2

AHCA Form 2100-0002 (Rev. NOV03)

Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

IN WITNESS WHEREOF, the parties hereto have caused this eight (8) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.STATE OF FLORIDA, AGENCY FOR
D/B/A/ AMERIGROUP COMMUNITY CAREHEALTH CARE ADMINISTRATION
SIGNED BY:		SIGNED BY:
NAME:William McHugh .......................		NAME:Andrew C. Agwunobi, M.D

TITLE: CEO		TITLE:Secretary

DATE:		DATE:
List of attachments included as part of this Amendment:
Specify Type	Letter/Number .............	Description

Exhibit Exhibit	II-D III-A	Fourth Revised Capitation Rates (1 Page) September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO

Capitation Rates (5 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA614, Amendment No. 4, Page 2 of 2 AHCA Form 2100-0002 (Rev. NOV03)

Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

EXHIBIT II-D
FOURTH REVISED CAPITATION RATES

Table 4 — General Capitation Rates plus Mental Health Rates plus Transportation:

Area 3 Counties:
County:	Provider Number:
Hernando	015005350
Lake	015005341
Area 5 Counties:
County:	Provider Number:
Pasco	015005304
Pinellas	015005305
Area 6 Counties:
County:	Provider Number:
Hillsborough	015005300
Polk	015005307
Manatee	015005318
Area 7 Counties:
County:	Provider Number:
Orange	015005308
Seminole	015005313
Osceola	015005314
Brevard	015005336
Area 8 Counties:
County:	Provider Number:
Lee	015005302
Sarasota	015005306
Area 9 Counties:
County:	Provider Number:
Palm Beach	015005310
Area 10 Counties:
County:	Provider Number:
Broward	015005311
Area 11 Counties:
County:	Provider Number:
Miami-Dade	015005312

AHCA Contract No. FA614, Exhibit II-D, Page 1 of 1

AHCA Form 2100-0002 (Rev. NOV03)

AHCA Contract No. FA614, Exhibit III-A, Page 1 of 5 HMO CapRates—200709-200808 08/10/2007

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 1
General Rates:
	TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

			Female	Male	Female	Male
011,131.99202.30 021,131.99202.30 031,296.42233.58 041,128.87203.75 051,260.50227.66 061,111.64201.87 071,129.81204.44 081,059.95192.36 091,098.82197.96 101,119.46203.01 111,448.96260.41	105.58 105.58 122.13 106.78 119.09 106.04 107.10 100.83 103.63 106.51 136.24	66.22 66.22 77.48 67.92 75.94 68.10 68.40 64.75 65.91 68.32 86.18	135.19 135.19 156.47 136.68 152.59 135.60 137.11 129.15 132.56 136.20 174.38	72.29 72.29 84.50 74.01 82.61 74.02 74.43 70.40 71.62 74.23 94.02	265.45 265.45 308.68 269.88 301.42 269.07 271.08 255.88 261.85 270.06 343.72	167.89 167.89 196.24 171.79 191.81 171.81 172.77 163.25 166.57 172.18 218.26	347.47 347.47 408.68 358.59 400.30 360.32 361.05 342.35 346.99 360.84 453.77	10,081.87 10,081.87 11,326.29 10,675.98 11,774.49 10,832.05 11,163.75 9,491.26 10,597.24 13,743.01 14,396.52	1,458.88 1,458.88 1,656.79 1,563.58 1,721.01 1,590.31 1,640.70 1,388.78 1,556.56 2,028.53 2,111.55	435.95 435.95 495.12 467.86 514.94 475.95 490.80 415.62 465.60 606.68 631.62	201.26 201.26 233.33 220.87 241.96 225.91 233.68 196.24 221.41 290.75 299.15	222.08 222.08 256.55 242.36 266.53 247.84 256.10 215.38 242.54 319.15 329.01	716.10 716.10 826.59 781.86 857.42 799.09 824.52 694.16 781.98 1,026.77 1,058.44	703.88 703.88 816.63 772.10 846.21 790.01 815.86 685.42 773.10 1,016.73 1,046.51	271.50 271.50 273.34 330.41 230.22 284.19 327.20 192.02 205.98 256.37 336.08	138.14112.37 138.14112.37 129.66105.80 133.72109.08 127.48104.72 124.63101.81 128.73105.41 118.95 97.25 127.97104.76 143.41117.45 198.00160.77
TABLE 2 General + Mental Health Rates:
			TANF								SSI-N				SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,132.01 1,132.02 1,296.43 1,128.88 1,260.51 1,111.66 1,129.83 1,059.96 1,098.84 1,119.48 1,448.98	202.32 202.33 233.59 203.76 227.67 201.89 204.46 192.37 197.98 203.03 260.43	107.22 108.49 123.45 108.15 120.30 107.89 108.88 102.09 105.18 108.43 137.86	77.91 86.47 86.66 77.48 84.61 81.34 81.08 73.55 76.72 81.68 97.47	146.11 148.60 162.55 143.01 160.70 147.98 148.96 134.98 139.72 145.05 181.86	83.21 85.70 90.58 80.34 90.72 86.40 86.28 76.23 78.78 83.08 101.50	269.89 268.86 310.23 271.49 304.71 274.10 275.90 257.36 263.67 272.31 345.62	172.33 171.30 197.79 173.40 195.10 176.84 177.59 164.73 168.39 174.43 220.16	351.22 350.43 410.02 359.98 403.08 364.57 365.12 343.63 348.57 362.79 455.42	10,081.95 10,082.03 11,326.36 10,676.09 11,774.54 10,832.12 11,163.81 9,491.33 10,597.31 13,743.10 14,396.60	1,458.96 1,459.04 1,656.86 1,563.69 1,721.06 1,590.38 1,640.76 1,388.85 1,556.63 2,028.62 2,111.63	443.39 449.74 501.38 477.61 519.96 482.47 496.92 421.62 471.93 615.03 638.59	249.30 280.06 269.08 276.60 274.37 268.01 273.18 230.52 257.55 338.45 338.94	266.06 267.29 277.06 274.33 296.20 286.38 292.26 235.05 263.28 346.52 351.84	797.48 768.77 850.48 819.11 912.32 870.40 891.44 717.07 806.13 1,058.65 1,085.04	734.86 728.75 827.91 789.69 867.11 817.15 841.33 696.24 784.51 1,031.78 1,059.07	271.71 291.70 280.19 354.96 232.95 285.50 329.79 198.87 212.83 263.22 343.31	149.79 153.14 138.64 150.49 140.29 128.51 139.24 132.17 137.56 151.46 206.05	124.02 127.37 114.78 125.85 117.53 105.69 115.92 110.47 114.35 125.50 168.82

AHCA Contract No. FA614, Exhibit III-A, Page 2 of 5 HMO—CapRates—200709-200808 08/10/2007

EXHIBIT III-A

September 1, 2007- August 31, 2008

Medicaid Non-Reform HMO Capitation Rates

By Area , Age and Eligibility Category

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 3
General + MH + Dental Rates:
TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

		Female	Male	Female	Male
011,132.02202.33109.31
021,132.03202.34110.58
031,296.44233.60126.52
041,128.89203.77110.20
051,260.52227.69123.77
061,111.67201.90110.53
071,129.84204.47111.04
081,059.97192.38105.11
091,098.85197.99108.10
101,119.49203.04111.29
111,448.99260.44141.58
	82.23 90.79 93.00 81.71 91.76 86.79 85.54 79.80 82.75 87.56 105.13	150.59 153.08 169.14 147.39 168.12 153.63 153.58 141.46 145.98 151.15 189.81	86.99 89.48 96.13 84.03 96.98 91.17 90.17 81.69 84.06 88.23 108.20	271.74 270.71 313.24 274.30 311.90 277.72 278.43 260.37 264.42 274.13 347.23	173.97 172.94 200.46 175.89 201.49 180.05 179.84 167.40 169.94 176.05 221.59	354.63 353.84 415.57 365.17 416.36 371.26 369.79 349.19 351.80 366.16 458.40	10,081.95 10,082.03 11,326.37 10,676.09 11,774.55 10,832.13 11,163.81 9,491.34 10,597.31 13,743.11 14,396.61	1,458.97 1,459.05 1,656.88 1,563.70 1,721.08 1,590.40 1,640.77 1,388.87 1,556.64 2,028.64 2,111.65	445.59 451.94 504.76 479.82 524.88 485.64 500.03 424.74 474.66 618.77 642.83	253.12269.40 283.88270.63 274.93282.17 280.43277.68 282.89303.65 273.51291.19 278.58296.97 235.93239.77 262.28267.41 344.93352.19 346.28358.26	800.35 771.64 854.04 822.42 919.87 874.82 894.55 720.67 807.81 1,060.76 1,088.67	738.28 732.17 832.15 793.64 876.10 822.42 845.04 700.54 786.52 1,034.30 1,063.40	272.21 292.20 280.73 356.97 237.38 287.34 331.41 200.35 213.56 265.27 347.71	152.10 155.45 141.72 153.57 148.63 133.29 142.40 135.32 139.40 154.03 210.11	125.50 128.85 116.76 127.83 122.88 108.76 117.95 112.48 115.53 127.15 171.42
TABLE 4 General + MH + Transportation Rates:
		TANF								SSI-N				SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,137.56 1,137.57 1,303.13 1,133.91 1,264.71 1,115.71 1.133.77 1,065.54 1,104.22 1,123.27 1,452.24	203.71 203.72 235.26 205.01 228.72 202.90 205.44 193.77 199.32 203.97 261.24	108.08 109.35 124.49 108.93 120.95 108.52 109.49 102.95 106.02 109.01 138.36	78.43 86.99 87.29 77.95 85.01 81.72 81.45 74.07 77.23 82.04 97.78	148.03 150.52 164.87 144.75 162.15 149.38 150.32 136.91 141.58 146.35 182.98	84.47 86.96 92.09 81.48 91.67 87.31 87.17 77.49 79.99 83.94 102.24	272.98 271.95 313.95 274.28 307.04 276.35 278.09 260.46 266.66 274.42 347.43	174.71 173.68 200.67 175.56 196.90 178.58 179.28 167.12 170.70 176.05 221.56	354.40 353.61 413.86 362.87 405.49 366.89 367.38 346.83 351.65 364.96 457.29	10,125.36 10,125.44 11,381.17 10,720.46 11,809.84 10,866.95 11,201.13 9,532.67 10,640.50 13,782.23 14,425.98	1,486.99 1,487.07 1,692.25 1,592.34 1,743.85 1,612.87 1,664.85 1,415.54 1,584.51 2,053.89 2,130.60	449.03 455.38 508.50 483.38 524.54 487.00 501.77 427.00 477.55 620.11 642.40	251.78 282.54 272.20 279.13 276.38 270.00 275.30 232.88 260.02 340.69 340.62	272.18 273.41 284.79 280.59 301.18 291.30 297.53 240.88 269.38 352.05 355.99	817.47 788.76 875.73 839.55 928.58 886.44 908.63 736.11 826.01 1,076.67 1,098.57	751.37 745.26 848.76 806.56 880.53 830.40 855.51 711.96 800.93 1,046.66 1,070.25	278.48 298.47 288.81 361.93 238.83 290.82 335.43 204.95 219.75 270.52 348.23	163.52 166.87 158.48 166.27 154.32 140.11 151.37 146.97 153.37 169.12 218.56	132.78 136.13 127.44 135.91 126.48 113.09 123.67 119.92 124.43 136.76 176.80

AHCA Contract No. FA614, Exhibit III-A, Page 3 of 5 HMO CapRates—200709-200808 08/10/2007

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 5
General + Transportation Rates:
TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

			Female	Male	Female	Male
011,137.54203.69 021,137.54203.69 031,303.12235.25 041,133.90205.00 051,264.70228.71 061,115.69202.88 071,133.75205.42 081,065.53193.76 091,104.20199.30 101,123.25203.95 111,452.22261.22	106.44 106.44 123.17 107.56 119.74 106.67 107.71 101.69 104.47 107.09 136.74	66.74 66.74 78.11 68.39 76.34 68.48 68.77 65.27 66.42 68.68 86.49	137.11 137.11 158.79 138.42 154.04 137.00 138.47 131.08 134.42 137.50 175.50	73.55 73.55 86.01 75.15 83.56 74.93 75.32 71.66 72.83 75.09 94.76	268.54 268.54 312.40 272.67 303.75 271.32 273.27 258.98 264.84 272.17 345.53	170.27 170.27 199.12 173.95 193.61 173.55 174.46 165.64 168.88 173.80 219.66	350.65 350.65 412.52 361.48 402.71 362.64 363.31 345.55 350.07 363.01 455.64	10,125.28 10,125.28 11,381.10 10,720.35 11,809.79 10,866.88 11,201.07 9,532.60 10,640.43 13,782.14 14,425.90	1,486.91 1,486.91 1,692.18 1,592.23 1,743.80 1,612.80 1,664.79 1,415.47 1,584.44 2,053.80 2,130.52	441.59 441.59 502.24 473.63 519.52 480.48 495.65 421.00 471.22 611.76 635.43	203.74 203.74 236.45 223.40 243.97 227.90 235.80 198.60 223.88 292.99 300.83	228.20 228.20 264.28 248.62 271.51 252.76 261.37 221.21 248.64 324.68 333.16	736.09 736.09 851.84 802.30 873.68 815.13 841.71 713.20 801.86 1,044.79 1,071.97	720.39 720.39 837.48 788.97 859.63 803.26 830.04 701.14 789.52 1,031.61 1,057.69	278.27 278.27 281.96 337.38 236.10 289.51 332.84 198.10 212.90 263.67 341.00	151.87 151.87 149.50 149.50 141.51 136.23 140.86 133.75 143.78 161.07 210.51	121.13 121.13 118.46 119.14 113.67 109.21 113.16 106.70 114.84 128.71 168.75
TABLE 6 General + Dental Rates:
TANF									SSI-N						SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,132.00 1,132.00 1,296.43 1,128.88 1,260.51 1,111.65 1,129.82 1,059.96 1,098.83 1,119.47 1,448.97	202.31 202.31 233.59 203.76 227.68 201.88 204.45 192.37 197.97 203.02 260.42	107.67 107.67 125.20 108.83 122.56 108.68 109.26 103.85 106.55 109.37 139.96	70.54 70.54 83.82 72.15 83.09 73.55 72.86 71.00 71.94 74.20 93.84	139.67 139.67 163.06 141.06 160.01 141.25 141.73 135.63 138.82 142.30 182.33	76.07 76.07 90.05 77.70 88.87 78.79 78.32 75.86 76.90 79.38 100.72	267.30 267.30 311.69 272.69 308.61 272.69 273.61 258.89 263.60 271.88 345.33	169.53 169.53 198.91 174.28 198.20 175.02 175.02 165.92 168.12 173.80 219.69	350.88 350.88 414.23 363.78 413.58 367.01 365.72 347.91 350.22 364.21 456.75	10,081.87 10,081.87 11,326.30 10,675.98 11,774.50 10,832.06 11,163.75 9,491.27 10,597.24 13,743.02 14,396.53	1,458.89 1,458.89 1,656.81 1,563.59 1,721.03 1,590.33 1,640.71 1,388.80 1,556.57 2,028.55 2,111.57	438.15 438.15 498.50 470.07 519.86 479.12 493.91 418.74 468.33 610.42 635.86	205.08 205.08 239.18 224.70 250.48 231.41 239.08 201.65 226.14 297.23 306.49	225.42 225.42 261.66 245.71 273.98 252.65 260.81 220.10 246.67 324.82 335.43	718.97 718.97 830.15 785.17 864.97 803.51 827.63 697.76 783.66 1,028.88 1,062.07	707.30 707.30 820.87 776.05 855.20 795.28 819.57 689.72 775.11 1,019.25 1,050.84	272.00 272.00 273.88 332.42 234.65 286.03 328.82 193.50 206.71 258.42 340.48	140.45 140.45 132.74 136.80 135.82 129.41 131.89 122.10 129.81 145.98 202.06	113.85 113.85 107.78 111.06 110.07 104.88 107.44 99.26 105.94 119.10 163.37

AHCA Contract No. FA614, Exhibit III-A, Page 4 of 5 HMO—CapRates—200709-200808 08/10/2007

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 7
General + Dental + Transportation Rates:
TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

Female	Male	Female	Male
011,137.55203.70108.5371.06141.59
021,137.55203.70108.5371.06141.59
031,303.13235.26126.2484.45165.38
041,133.91205.01109.6172.62142.80
051,264.71228.73123.2183.49161.46
061,115.70202.89109.3173.93142.65
071,133.76205.43109.8773.23143.09
081,065.54193.77104.7171.52137.56
091,104.21199.31107.3972.45140.68
101,123.26203.96109.9574.56143.60
111,452.23261.23140.4694.15183.45
	77.33 77.33 91.56 78.84 89.82 79.70 79.21 77.12 78.11 80.24 101.46	270.39 270.39 315.41 275.48 310.94 274.94 275.80 261.99 266.59 273.99 347.14	171.91 171.91 201.79 176.44 200.00 176.76 176.71 168.31 170.43 175.42 221.09	354.06 354.06 418.07 366.67 415.99 369.33 367.98 351.11 353.30 366.38 458.62	10,125..28 10,125.28 11,381.10 10,720.35 11,809.79 10,866.88 11,201.07 9,532.60 10,640.43 13,782.14 14,425.90	1,486.92 1,486.92 1,692.20 1,592.24 1,743.82 1,612.82 1,664.80 1,415.49 1,584.45 2,053.82 2,130.54	443.79 443.79 505.6 475.84 524.44 483.65 498.76 424.12 473.95 615.50 639.67	203.74 203.74 242.30 227.23 252.49 233.40 241.20 204.01 228.61 299.47 308.17	228.20 228.20 269.39 251.97 278.96 257.57 266.08 225.93 252.77 330.35 339.58	736.09 736.09 855.40 805.61 881.23 819.55 844.82 716.80 803.54 1,046.90 1,075.60	723.81 723.81 841.72 792.92 868.62 808.53 833.75 705.44 791.53 1,034.13 1,062.02	278.77 278.77 282.50 339.39 240.53 291.35 334.46 199.58 213.63 265.72 345.40	154.18 154.18 152.58 152.58 149.85 141.01 144.02 136.90 145.62 163.64 214.57	122.61 122.61 120.44 121.12 119.02 112.28 115.19 108.71 116.02 130.36 171.35
TABLE 8 General + Mental Health + Dental + Transportation Rates:
TANF						SSI-N						SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,137.57 1,137.58 1,303.14 1,133.92 1,264.72 1,115.72 1,133.78 1,065.55 1,104.23 1,123.28 1,452.25	203.72 203.73 235.27 205.02 228.74 202.91 205.45 193.78 199.33 203.98 261.25	110.17 111.44 127.56 110.98 124.42 111.16 111.65 105.97 108.94 111.87 142.08	82.75 91.31 93.63 82.18 92.16 87.17 85.91 80.32 83.26 87.92 105.44	152.51 155.00 171.46 149.13 169.57 155.03 154.94 143.39 147.84 152.45 190.93	88.25 90.74 97.64 85.17 97.93 92.08 91.06 82.95 85.27 89.09 108.94	274.83 273.80 316.96 277.09 314.23 279.97 280.62 263.47 268.41 276.24 349.04	176.35 175.32 203.34 178.05 203.29 181.79 181.53 169.79 172.25 177.67 222.99	357.81 357.02 419.41 368.06 418.77 373.58 372.05 352.39 354.88 368.33 460.27	10,125.36 10,125.44 11,381.18 10,720.46 11,809.85 10,866.96 11,201.13 9,532.68 10,640.50 13,782.24 14,425.99	1,487.00 1,487.08 1,692.27 1,592.35 1,743.87 1,612.89 1,664.86 1,415.56 1,584.52 2,053.91 2,130.62	451.23 457.58 511.88 485.59 529.46 490.17 504.88 430.12 480.28 623.85 646.64	255.60 286.36 278.05 282.96 284.90 275.50 280.70 238.29 264.75 347.17 347.96	275.52 276.75 289.90 283.94 308.63 296.11 302.24 245.60 273.51 357.72 362.41	820.34 791.63 879.29 842.86 936.13 890.86 911.74 739.71 827.69 1,078.78 1,102.20	754.79 748.68 853.00 810.51 889.52 835.67 859.22 716.26 802.94 1,049.18 1,074.58	278.98 298.97 289.35 363.94 243.26 292.66 337.05 206.43 220.48 272.57 352.63	165.83 169.18 161.56 169.35 162.66 144.89 154.53 150.12 155.21 171.69 222.62	134.26 137.61 129.42 137.89 131.83 116.16 125.70 121.93 125.61 138.41 179.40

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category

Area Area 1 Area 2 Area 3 Area 4 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11	ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
Corresponding Counties
Escambia, Okaloosa, Santa Rosa, Walton
Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hemando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Pasco, Pinellas
Hardee, Highlands, Hillsborough, Manatee, Polk
Brevard, Orange, Osceola, Seminole
Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Broward
Dade, Monroe

Created on August 10, 2007

AHCA Contract No. FA614, Exhibit III-A, Page 5 of 5 HMO CapRates_200709-200808 08/10/2007

Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

IN WITNESS WHEREOF, the parties hereto have caused this eight (8) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR
D/B/A/ AMERIGROUP COMMUNITY C		HEALTH CARE ADMINISTRATION
SIGNED BY:	/S/ William McHugh	SIGNED BY:

NAME: William McHugh		NAME: Andrew C. Agwunobi, M.D

TITLE:. CEO		TITLE: Secretary

DATE: 8-31-07		DATE:

List of attachments included as part of this Amendment:

Specify	Letter/
Type	Number	Descnption

Exhibit	II-D	Fourth Revised Capitation Rates (1 Page)
Exhibit	III-A	September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO
Capitation Rates (5 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA614, Amendment No. 4, Page 2 of 2 AHCA Form 2100-0002 (Rev. NOV03)